                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 7, 2001

                        CORPORATE OFFICE PROPERTIES TRUST
                 (Exact Name of Registrant Specified in Charter)

      Maryland                      001-14023                  23-2947217
   (State or Other                 (Commission                 IRS Employer
   Jurisdiction of                 File Number)             Identification No.)
   Incorporation)


            8815 Centre Park Drive
                   Suite 400
              Columbia, Maryland                          20145
   (Address of Principal Executive Offices)              Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (410) 992-7324
                                (not applicable)
         (Former Name and Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

         99.1 First Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 28, 2001, by and among Corporate Office Properties, L.P. (the "Operating Partnership"), Corporate Office Properties Trust (the "Company"), any Mortgaged Property Subsidiary, Bankers Trust Company ("Bankers Trust") as Lender, each other lender that may become a party thereto, Bankers Trust as administrative agent for the subsequent lenders thereto and Deutsche Banc Alex. Brown Inc. as lead arranger and sole book running manager

         99.2 Amended and Restated Senior Secured Credit Agreement, dated as of August 31, 1998, by and among the Company, the Operating Partnership, Corporate Office Properties Holdings, Inc., Blue Bell Investment Company, L.P., South Brunswick Investors, L.P., Comcourt Investors, L.P., and 6385 Flank Drive, L.P., collectively as loan parties, Bankers Trust as Lender, each other lender that may become a party thereto and Bankers Trust as agent for the subsequent lenders thereto (the "Term Loan Agreement")

         99.3   First Amendment to Term Loan Agreement, dated January 31, 1999

         99.4   Second Amendment to Term Loan Agreement, dated March 28, 2001

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORPORATE OFFICE PROPERTIES TRUST

                                       By: /s/ John H. Gurley
                                           --------------------------------
                                       Name:  John H. Gurley
                                       Title: Senior Vice-President and
                                              General Counsel
September 7, 2001

                                INDEX TO EXHIBITS


Exhibit No.    Exhibit
-----------    -------

99.1 First Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 28, 2001, by and among Corporate Office Properties, L.P. (the "Operating Partnership"), Corporate Office Properties Trust (the "Company"), any Mortgaged Property Subsidiary, Bankers Trust Company ("Bankers Trust") as Lender, each other lender that may become a party thereto, Bankers Trust as administrative agent for the subsequent lenders thereto and Deutsche Banc Alex. Brown Inc. as lead arranger and sole book running manager

99.2 Amended and Restated Senior Secured Credit Agreement, dated as of August 31, 1998, by and among the Company, the Operating Partnership, Corporate Office Properties Holdings, Inc., Blue Bell Investment Company, L.P., South Brunswick Investors, L.P., Comcourt Investors, L.P., and 6385 Flank Drive, L.P., collectively as loan parties, Bankers Trust as Lender, each other lender that may become a party thereto and Bankers Trust as agent for the subsequent lenders thereto (the "Term Loan Agreement")

99.3           First Amendment to Term Loan Agreement, dated January 31, 1999

99.4           Second Amendment to Term Loan Agreement, dated March 28, 2001